Exhibit 10.8

                             DIAMOND SHAMROCK, INC.
                               AMENDMENT NO. 3 TO
                            NOTE PURCHASE AGREEMENT

                           dated as of April 17, 1987
                      (Senior Subordinated Notes due 1999)


     This document is AMENDMENT NO. 3, dated as of December 6, 1993, relating to that certain NOTE PURCHASE AGREEMENT dated as of April 17, 1987, between DIAMOND SHAMROCK, INC., a Delaware corporation (the "Company") and the institution whose signature appears below (the "Holder").

                                  WITNESSETH:

     WHEREAS, the Company and the Holder have entered into a Note Purchase Agreement dated as of April 17, 1987 pursuant to which the Company issued and sold to the Holder Senior Subordinated Notes of the Company due 1999 (the "Notes"); and

     WHEREAS, such Note Purchase Agreement was amended by Amendment No. 1 thereto, dated as of March 31, 1988, and by Amendment No. 2 thereto, dated as of July 12, 1989, (such "Note Purchase Agreement" as so amended, being referred to herein as the "Original Agreement"); and

     WHEREAS, the Holder holds the principal amount of the Notes set forth opposite the Holder's name on the signature page hereof; and

     WHEREAS, the Company has requested that certain provisions of the Original Agreement be amended and the Holder is willing to consent to such amendments as hereinafter set forth;

     NOW, THEREFORE, the Company and the Holder agree as follows:

1.   DEFINED TERMS.

     Terms used herein which are defined in the Original Agreement are used herein as so defined, unless otherwise provided herein.

2.   AMENDMENTS.

2A.  AMENDMENTS TO PARAGRAPH 5.

     Paragraph 5D of the Original Agreement shall be amended as of the Approval Date (as defined in paragraph 2E below) by substituting the following paragraph, in its entirety, for Paragraph 5D of the Original Agreement:

5D. LEGAL EXISTENCE, ETC. The Company will at all times preserve and keep in full force and effect its existence as a legal entity, and rights and franchises material to its business, and those of each of its Subsidiaries and will qualify, and cause each of its Subsidiaries to qualify to do business in any jurisdiction where the failure to do so would have a material adverse effect on the business, condition (financial or other), assets, properties or operations of the Company and its Subsidiaries, taken as a whole, provided that the legal existence of any such Subsidiary (other than, subject to the provisions of paragraph 6E, Diamond Shamrock Refining and Marketing Company) may be terminated if, in the good faith judgment of the Company, such termination is in the best interests of the Company and is not disadvantageous to the holders of any of the Notes.

2B.  AMENDMENTS TO PARAGRAPH 9.

     Paragraph 9A of the Original Agreement shall be amended as of the Approval Date by substituting the following paragraph, in its entirety, for Paragraph 9A(xii) of the Original Agreement:

     (xii) any order, judgment or decree is entered in any proceedings against the Company or any of its Subsidiaries decreeing a split-up of the Company or such Subsidiary which requires the divestiture of a substantial part, or the divesture of the capital stock, partnership interests, membership interests, or other equity interests in a Subsidiary of the Company the assets of which constitute a substantial part of the consolidated assets of the Company and its Subsidiaries or which requires the divestiture of assets, or capital stock, partnership interests, membership interests, or other equity interests in a Subsidiary of the Company, which shall have contributed a substantial part of consolidated net earnings for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

2C.  AMENDMENTS TO PARAGRAPH 12.

     (a) The definition of "Restricted Investment" contained in Paragraph 12 of the Original Agreement shall be amended as of the Approval Date by substituting the following paragraph in its entirety for paragraph (i) of the definition of "Restricted Investment" contained in the Original Agreement:

          (i) an Investment in a Restricted Subsidiary or in a Person which becomes a Restricted Subsidiary as a result of such Investment;

     (b) The definition of "Subsidiary" contained in Paragraph 12 of the Original Agreement shall be amended as of the Approval Date by substituting the following definition, in its entirety, for the corresponding definition contained in paragraph 12 of the Original Agreement:

     "Subsidiary" of any Person (the "Parent") shall mean (a) all corporations, general and limited partnerships, limited liability companies, associations, or other legal entities, organized under the laws of any State of the United States of America, Canada, or any Province of Canada, a majority of capital stock, partnership interests, membership interests, or other equity interests of every class of which, except for any directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by the Parent either directly or through Subsidiaries, and (b) in the case of the Company, Sigmor Beverage, Inc., Big Diamond, Inc., and Colonnade Assurance Ltd.

2D.  AMENDMENTS TO EXHIBIT C.

     Exhibit C (being the form of Indenture) to the Original Agreement shall be amended as of the Approval Date as follows:

     (a) Section 4.06 of Exhibit C shall be amended in the same manner as paragraph 5D of the Original Agreement as set forth in paragraph 2A above;

     (b) Section 6.01(10) of Exhibit C shall be amended in the same manner as paragraph 9A(xii) of the Original Agreement as set forth in paragraph 2B above;

     (c) The definition of the term "Subsidiary" contained in Section 1.01 of Exhibit C shall be amended in the same manner as the definition of such term contained in paragraph 12 of the Original Agreement are to be amended as set forth in paragraph 2C above.

2E.  APPROVAL DATE.

     The amendments provided for in paragraphs 2A, 2B, 2C, and 2D above, shall become effective on the date, if any (the "Approval Date"), as of which the Company shall have received from the holders of not less than a majority in aggregate principal amount of the Notes outstanding executed instruments in the same form (except for the identity of the Holder delivering such instrument and the identification of the principal amount of Notes held by such holder) as this Amendment No. 3. The Company shall, not later than five days after the Approval Date give each holder of each Note written notice thereof.

3.   RATIFICATION.

     Except as expressly provided herein, the Original Agreement shall remain and continue in effect in accordance with its terms.

4.   COUNTERPARTS.

     This Amendment No. 3 may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment No. 3 to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, this Amendment No. 3 has been executed as of the 6th day of December, 1993.

                                             DIAMOND SHAMROCK, INC.


                                             By: /s/ R. C. BECKER
                                                 R. C. Becker
                                            Its: Treasurer


Principal Amount of Notes Held:              MERRILL LYNCH LIFE INSURANCE
                                             COMPANY
$   3,000,000.

                                             By: /s/ DAVID M. DUNFORD

                                                 David M. Dunford
                                            Its: Senior Vice President


Principal Amount of Notes Held:              THE PRUDENTIAL INSURANCE
                                             COMPANY OF AMERICA
$  44,000,000.

                                             By: /s/ CRAIG WILSON
                                                  Craig Wilson
                                            Its: Vice President


Principal Amount of Notes Held:              JOHN HANCOCK MUTUAL LIFE
                                             INSURANCE COMPANY
$  25,000,000.

                                             By: /s/ EUGENE R. HODY, JR.
                                                 Eugene R. Hody, Jr.
                                            Its: Investment Officer


Principal Amount of Notes Held:              INTEGRITY LIFE INSURANCE COMPANY

$   5,000,000.
                                             By:_______________________

                                            Its:_______________________


Principal Amount of Notes Held:              SUN LIFE ASSURANCE COMPANY OF
                                             CANADA
$   8,000,000.

                                             By: /s/ JOHN N. WHELIHAN
                                                 John N. Whelihan
                                            Its: Assistant Vice President


Principal Amount of Notes Held:              MASSACHUSETTS MUTUAL LIFE
                                             INSURANCE COMPANY
$  10,000,000.

                                             By: /s/ RICHARD C. MORRISON
                                                 Richard C. Morrison
                                            Its: Vice President


Principal Amount of Notes Held:              GREAT WEST LIFE ASSURANCE COMPANY

$  15,000,000.

                                             By: /s/ WAYNE T. HOFFMANN
                                                 Wayne T. Hoffmann
                                            Its: Vice President


Principal Amount of Notes Held:              ALLIANCE CORPORATE FINANCE
                                             GROUP, INC.
$   7,000,000.

                                             By:_______________________

                                            Its:_______________________


Principal Amount of Notes Held:              THE NORTHWESTERN MUTUAL LIFE
                                             INSURANCE COMPANY
$  25,000,000.

                                             By: /s/ J. THOMAS CHRISTOFFERSON

                                             J. Thomas Christofferson
                                             Its: Vice President


Principal Amount of Notes Held:              SUN LIFE ASSURANCE CO. OF
                                             CANADA (US)

$   8,000,000.

                                             By: /s/ L. BROCK THOMSON
                                                 L. Brock Thomson
                                            Its: Treasurer